UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)     December  29,  2005

                                 COMPUMED, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-14210                95-2860434
(State  or  other  jurisdiction       (Commission             (IRS  Employer
        of  incorporation)            File  Number)         Identification  No.)

     5777  West  Century  Blvd.,  Suite  1285,  Los Angeles, CA         90045
     (Address of principal executive offices)                         (Zip Code)


Registrant's  telephone  number,  including  area  code        (310)  258-5000
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
--------------------------------------------------------------------------------
Exchange  Act  (17  CFR  240.13e-4(c))
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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On December 29, 2005 we amended and expanded our previous software licensing agreement with Orex Computed Radiography, Inc. The agreement provides for the use of our OsteoGram osteoporosis screening software with Orex's distributed computed radiography scanners. Under the amendment, our agreement with Orex has been extended for a five-year period. In addition, on March 3, 2005, Orex became a wholly-owned subsidiary of Eastman Kodak Company (NYSE:EK), and the expanded terms of the new agreement include sales of our OsteoGram systems on Kodak's computed radiography scanners. The amended agreement with Orex also includes an upfront purchase and minimum purchase obligations, which are to increase annually over the five year contract period.

This report contains forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including, but not limited to, product and service demand and acceptance, changes in technology, ability to raise capital, the availability of appropriate acquisition candidates and/or business partnerships, economic conditions, the impact of competition and pricing, capacity and supply constraints or difficulties, government regulation and other risks described in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CompuMed,  Inc.
                                            (Registrant)
Date   January  24,  2006

                                       /s/  John  G. McLaughlin
                                            (Signature)

                                       John  G.  McLaughlin
                                       President  and  Chief  Executive  Officer